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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 April 25, 2006

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                                   CEVA, INC.
             (Exact name of registrant as specified in its charter)

     State of Delaware                  000-49842                77-0556376
-----------------------------   -------------------------   --------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

                          2033 Gateway Place, Suite 150
                               San Jose, CA 95110
          (Address of principal executive offices, including zip code)

                                 (408) 514-2900
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information

Item 2.02. Results of Operations and Financial Condition.


       On April 25, 2006, the Registrant reported its results of operations for its first quarter of fiscal 2006 and conducted a conference call to discuss such results of operations. A copy of the press release issued by the Registrant concerning the Registrant's results of operations for its first quarter of fiscal 2006, which ended March 31, 2006, is furnished as Exhibit 99.1 and is incorporated herein by reference.

       The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

             (c)  Exhibits


                  Exhibit No.  Description
                  -----------  -----------

                  99.1         Press Release dated April 25, 2006.


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


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CEVA, INC.


Date: April 25, 2006                           By:  /s/ Yaniv Arieli
                                                    -----------------------
                                                    Yaniv Arieli
                                                    Chief Financial Officer


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


                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press Release dated April 25, 2006


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